UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

Motorcar Parts of America, Inc.

(Exact name of registrant as specified in its charter)

New York	001-33861	11-2153962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 California Street, Torrance CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 212-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Motorcar Parts of America, Inc. (the “Registrant”) was held on March 31, 2014.

The Registrant’s stockholders voted on proposals to: (i) elect directors; (ii) ratify the appointment of Ernst & Young LLP as the Registrant’s independent registered public accountants for the fiscal year ending March 31, 2014; (iii) approve an increase in the number of authorized shares of the Registrant’s common stock; (iv) approve the Registrant’s Second Amended and Restated 2010 Incentive Award Plan; (v) approve the Registrant’s 2014 Non-Employee Director’s Incentive Plan; and (vi) approve on a non-binding advisory basis the compensation of the Registrant’s named executive officers.

All nominees for election to the Board of Directors of the Registrant (the “Board”) were elected to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until the earlier of such director’s death, resignation or removal. The stockholders also ratified the selection of the independent registered public accountants, approved an increase in the number of authorized shares of the Registrant’s common stock, approved the Registrant’s Second Amended and Restated 2010 Incentive Award Plan, approved the Registrant’s 2014 Non-Employee Directors Incentive Award Plan and approved on a non-binding advisory basis the compensation of the Registrant’s named executive officers.

The number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each proposal is set forth below:

Proposal 1—Election of Directors

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Selwyn Joffe	8,843,843	833,018	2,703,704
Mel Marks	9,154,788	522,073	2,703,704
Scott Adelson	7,869,930	1,806,931	2,703,704
Rudolph Borneo	8,327,969	1,348,892	2,703,704
Philip Gay	8,318,969	1,357,892	2,703,704
Duane Miller	9,585,583	91,278	2,703,704
Jeffrey Mirvis	9,624,227	52,634	2,703,704

Proposal 2—Ratification of Ernst & Young LLP

Shares For	Shares Against	Shares Abstaining
11,714,267	19,124	647,174

Proposal 3—Vote to Approve an Increase in the Number of Authorized Shares of the Registrant’s Common Stock

Shares For	Shares Against	Shares Abstaining
9,659,928	2,078,792	641,845

Proposal 4—Vote to Approve the Registrant’s Second Amended and Restated 2010 Incentive Award Plan

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
6,255,639	2,728,714	692,508	2,703,704

Proposal 5—Vote to Approve the Registrant’s 2014 Non-Employee Director Incentive Award Plan

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
7,808,130	1,227,641	641,090	2,703,704

Proposal 6—Advisory Vote on the Compensation of the Registrant’s Named Executive Officers

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
7,223,182	1,720,010	733,669	2,703,704

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTORCAR PARTS OF AMERICA, INC.

Date: April 2, 2014	/s/ Michael M. Umansky
Michael M. Umansky
Vice President and General Counsel

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